NEWBUILDINGS	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
NEWBUILDINGS	NEWBUILDINGS
On June 28, 2023, the Company exercised its option to acquire two newbuild 2-stroke LNG carriers from QCT, affiliates of EPS. The state-of-the-art MEGA LNG carriers (the “Newbuild Vessels”) are scheduled to deliver from Hyundai Samho Heavy Industries (“HHI”) in Republic of Korea towards the end of 2024.

Each of the two Newbuild Vessels has a total purchase price of approximately $235 million.

As of June 30, 2024, our expenditure for the Newbuilds consists of the following:

(in thousands of $)	June 30, 2024	December 31, 2023
Shipyard Installments (including option exercise price)	202,984	180,687
Onsite Supervision Costs	900	900
Interest cost capitalized	1,754	168
Other Costs	911	149
Total Newbuildings	206,549	181,904

As of June 30, 2024 we have remaining estimated total commitments of approximately $269.6 million for the Newbuild Vessels.